Exhibit 99.2

Supplemental Operating and Financial Data

for the three months ended March 31, 2014

verizon wireless
TINT WORLD
CAFE

WHEELER

REAL ESTATE INVESTMENT TRUST

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust’s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust with the Securities and Exchange Commission, including its offering prospectus filed on Form S-11 (as amended) on April 23, 2014, quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Company Overview

Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. (“Wheeler” or the “Company”) specializes in owning, acquiring, financing, developing, renovating, leasing and managing income producing assets, such as community centers, neighborhood centers, strip centers and free-standing retail properties. Wheeler’s portfolio contains strategically selected properties, primarily leased by nationally and regionally recognized retailers of consumer goods and located in the Northeastern, Mid-Atlantic, Southeast and Southwest regions of the United States. Wheeler’s common stock, Series B Convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP” and “WHLRW”, respectively.

Corporate Headquarters

Wheeler Real Estate Investment Trust Inc.

Riversedge North

2529 Virginia Beach Boulevard

Virginia Beach, VA 23452

Phone: (757) 627-9088

Toll Free: (866) 203-4864

Email: info@whlr.us

Website: www.whlr.us

Executives Management

Jon S. Wheeler - Chairman & CEO

Steven M. Belote - CFO

Robin A. Hanisch - Secretary

Board of Directors

Jon S. Wheeler, Chairman	Sanjay Madhu

Christopher J. Ettel	Carl B. McGowan, Jr.

David Kelly	Ann L. McKinney

William W. King	Jeffrey M. Zwerdling

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Transfer Agent and Registrar

Investor Relations Contact	Computershare Trust Company, N.A.
The Equity Group Inc.	250 Royall Street
800 Third Avenue, 36th Floor	Canton, MA 02021
New York, NY 10022	www.computershare.com
Adam Prior, Senior Vice President
Phone: (212) 836-9606, aprior@equityny.com
Terry Downs, Associate
Phone: (212) 836-9615, tdowns@equityny.com

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Financial and Portfolio Overview

For the Three Months Ended March 31, 2014

Financial Results
Net loss attributable to Wheeler REIT common stockholders	($1,199,339)
Net loss per basic and diluted share	($0.17)
Funds from operations (FFO)	$539,714
FFO per common share and Operating Partnership (“OP”) unit	$0.06
Core FFO	$596,714
Core FFO per common share and OP unit	$0.06

Assets
Investment Properties, net (less accumulated depreciation and amortization)	$101,254,487
Total Assets	$125,088,419
Debt to Total Assets	77.1%

Market Capitalization
Common shares outstanding	7,216,238
OP units outstanding	1,977,905
Total common shares and OP units	9,194,143
Range of closing prices for the first quarter 2014	$4.20-4.60
Closing price at first quarter end	$4.59
Preferred shares	1,809
Total debt	$96,477,256
Market capitalization (as of March 31 ,2014 closing stock price)	$33,122,532

Portfolio Summary
Total Gross Leasable Area (GLA)	1,294,572 sq. ft.
Occupancy Rate	94.2%
Annualized Base Rent	$11,702,609
Total number of leases signed or renewed during the first quarter of 2014	7
Total sq. ft. leases signed or renewed during the first quarter of 2014	10,386 sq. ft.

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Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	March 31, 2014	December 31, 2013
ASSETS:
Investment properties, net	$101,254,487	$101,772,335
Cash and cash equivalents	2,136,330	1,155,083
Rents and other tenant receivables, net	1,869,008	1,594,864
Deferred costs and other assets, net	19,828,594	20,847,984

Total Assets	$125,088,419	$125,370,266

LIABILITIES:
Loans payable	$96,477,256	$94,562,503
Below market lease intangible, net	2,645,626	2,674,566
Accounts payable, accrued expenses and other liabilities	2,608,844	2,526,388

Total Liabilities	101,731,726	99,763,457

Commitments and contingencies	—	—

EQUITY:
Series A preferred stock (no par value, 5,000,000 and 500,000 shares authorized, 1,809 shares issued and outstanding, respectively)	1,458,050	1,458,050
Common stock ($0.01 par value, 75,000,000 shares authorized, 7,216,238 and 7,121,000 shares issued and outstanding, respectively)	72,162	71,210
Additional paid-in capital	28,563,214	28,169,693
Accumulated deficit	(13,255,297)	(11,298,253)

Total Shareholders’ Equity	16,838,129	18,400,700
Noncontrolling interests	6,518,564	7,206,109

Total Equity	23,356,693	25,606,809

Total Liabilities and Equity	$125,088,419	$125,370,266

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Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

	Three Months Ended March 31,
	2014	2013
TOTAL REVENUES	$3,664,152	$1,617,916

OPERATING EXPENSES:
Property operations	923,182	300,702
Depreciation and amortization	1,785,602	648,132
Provision for credit losses	—	15,000
Corporate general & administrative	832,318	583,792

Total Operating Expenses	3,541,102	1,547,626

Operating Income	123,050	70,290
Interest expense	(1,368,938)	(549,628)

Net Loss	(1,245,888)	(479,338)
Less: Net loss attributable to noncontrolling interests	(87,252)	(45,656)

Net Loss Attributable to Wheeler REIT	(1,158,636)	(433,682)
Preferred stock dividends	(40,703)	—

Net Loss Attributable to Wheeler REIT Common Shareholders	$(1,199,339)	$(433,682)

Loss per share:
Basic and Diluted	$(0.17)	$(0.13)

Weighted-average number of shares:
Basic and Diluted	7,185,550	3,301,502

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Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Reconciliation of Non-GAAP Measures

FFO and Core FFO	Three Months Ended March 31,
	2014	2013
Net Loss	$(1,245,888)	$(479,338)
Depreciation of real estate assets	1,785,602	648,132
Total FFO	539,714	$168,794
Legal and accounting costs for acquisitions	57,000	—

Total Core FFO	$596,714	$168,794

Total FFO per common share and OP unit	$0.06	$0.03	*

Total Core FFO per common share and OP unit	$0.06	$0.03	*

*	as of March 31, 2013, there were 5,159,570 common stock and OP units outstanding

Property Net Operating Income	Three Months Ended March 31,
	2014	2013
Property Revenues	$3,664,152	$1,617,916
Property Expenses	923,182	300,702

Property Net Operating Income	2,740,970	1,317,214

Depreciation and amortization	1,785,602	648,132
Provision for credit losses	—	15,000
Corporate general & administrative	832,318	583,792

Total Other Operating Expenses	2,617,920	1,246,924

Interest Expense	1,368,938	549,628

Net Loss	$(1,245,888)	$(479,338)

EBITDA	Three Months Ended March 31,
	2014	2013
Net Loss	$(1,245,888)	$(479,338)
Add back: Depreciation and amortization	1,785,602	648,132
Interest Expense	1,368,938	549,628

EBITDA	$1,908,652	$718,422

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Debt Summary

For the Three Months Ended March 31, 2014

Loans Payable: $96.5 million

Weighted Average Interest Rate: 5. 39%

Total Debt to Total Assets: 77.1%

Maturities by Year	Amount	% Total Maturities
2015	$6,449,206	6.68%
2016	18,713,454	19.40%
2017	13,839,365	14.34%
2018	5,826,154	6.04%
2019	14,639,572	15.17%
Thereafter	37,009,505	38.37%

Total principal maturities	$96,477,256	100.00%

	Monthly	Interest		March 31,	December 31,
Property/Description	Payment	Rate	Debt Maturity	2014	2013
Shoppes at Eagle Harbor	$24,692	4.34%	March 2018	$3,872,280	$3,905,321
Lumber River Plaza	$18,414	5.65%	May 2015	2,953,925	2,973,987
Monarch Bank Building	$9,473	4.15%	December 2017	1,470,156	1,483,230
Perimeter Square	$28,089	6.38%	June 2016	4,386,363	4,417,812
Riversedge North	$13,556	6.00%	January 2019	2,047,118	2,061,790
Walnut Hill Plaza	$25,269	6.75%	July 2014	3,447,027	3,464,465
Harps at Harbor Point	$18,122	3.99%	December 2015	3,314,471	3,335,628
Twin City Commons	$17,827	4.86%	January 2023	3,317,029	3,330,108
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	6,369,477	6,409,077
Bixby Commons	Interest only	2.77%	June 2018	6,700,000	6,700,000
Bank Line of Credit	Interest only	4.50%	May 2015	2,000,000	2,000,000
Forrest Gallery	$50,973	5.40%	September 2023	9,075,000	9,075,000
Jenks Reasors	Interest only	4.25%	September 2016	8,550,000	8,550,000
Tampa Festival	$50,797	5.56%	September 2023	8,830,536	8,859,888
Starbucks/Verizon	$7,405	6.50%	July 2015	608,874	621,197
Winslow Plaza	Interest only	5.22%	December 2015	5,000,000	5,000,000
Senior convertible notes	Interest only	9.00%	December 2018	6,000,000	6,000,000
Senior non-convertible notes	Interest only	9.00%	December 2015	4,000,000	4,000,000
Senior non-convertible notes	Interest only	9.00%	January 2016	2,160,000	—
South Carolina Food Lions Note	Interest only	5.25%	January 2024	12,375,000	12,375,000

Total Loans Payable				$96,477,256	$94,562,503

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Portfolio Summary

(as of March 31, 2014)

Property	Location	Year Built/ Renovated	Net Rentable Square Feet	Number of Tenants	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Amscot	Tampa, FL	2004	2,500	1	100.0%	$100,738	$40.30
Bixby Commons	Bixby, OK	2012	75,000	1	100.0%	768,500	10.25
Clover Plaza	Clover, SC	1990	45,575	10	100.0%	348,327	7.64
Forrest Gallery	Tullahoma, TN	1987	214,451	25	91.2%	1,156,067	5.91
Harps	Grove, OK	2012	31,500	1	100.0%	364,432	11.57
Jenks Plaza	Jenks, OK	2007	7,800	5	100.0%	140,152	17.97
Jenks Reasors	Jenks, OK	2011	81,000	1	100.0%	912,000	11.26
Lumber River Village	Lumberton, NC	1985/1997 -98 (expansion)/2004	66,781	12	100.0%	524,366	7.85
Monarch Bank	Virginia Beach, VA	2002	3,620	1	100.0%	243,241	67.19
Perimeter Square	Tulsa, OK	1982-1983	58,277	8	95.7%	674,973	12.10
Riversedge North	Virginia Beach, VA	2007	10,550	1	100.0%	294,056	27.87
Shoppes at TJ Maxx	Richmond, VA	1982/1999	93,552	15	88.8%	933,555	11.24
South Square	Lancaster, SC	1992	44,350	5	89.9%	316,650	7.95
Starbucks/ Verizon	Virginia Beach, VA	1985/2012	5,600	2	100.0%	185,695	33.16
St. George Plaza	St. George, SC	1982	59,279	6	85.8%	353,783	6.96
Surrey Plaza	Hawkinsville, GA	1993	42,680	5	100.0%	290,745	6.81
Tampa Festival	Tampa, FL	1965/2009 /2012	137,987	22	100.0%	1,211,410	8.78
Eagle Harbor	Carrollton, VA	2009	23,303	7	100.0%	445,386	19.11
Twin City Commons	Batesburg- Leesville, SC	1998/2002	47,680	5	100.0%	449,194	9.42
Walnut Hill Plaza	Petersburg, VA	1959/2006 /2008	89,907	11	82.7%	587,937	7.91
Waterway Plaza	Little River, SC	1991	49,750	9	97.6%	424,313	8.74
Westland Square	West Columbia, SC	1986/1994	62,735	6	83.1%	414,086	7.94
Winslow Plaza	Sicklerville, NJ	1990/2009	40,695	15	94.1%	563,003	14.70

Total			1,294,572	174	94.2%	$11,702,609	$9.59

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Top Ten Tenants by Annualized Base Rent

(as of March 31, 2014)

Total Tenants : 174

Tenants		Total Net Rentable Square Feet	% of Total Net Rentable Square Feet	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Base Rent Per Leased Square Foot
1.	Food Lion	146,280	11.30%	$941	8.04%	$6.43
2.	Reasor’s Foods	81,000	6.26%	912	7.79%	11.26
3.	Bi-Lo	75,498	5.83%	576	4.92%	7.63
4.	Associated Wholesale Grocers	75,000	5.79%	769	6.57%	10.25
5.	Family Dollar	57,427	4.44%	359	3.07%	6.25
6.	Kroger	48,780	3.77%	279	2.38%	5.72
7.	Winn Dixie	45,600	3.52%	239	2.04%	5.24
8.	Peebles	32,680	2.52%	173	1.48%	5.29
9.	TJ Maxx	32,400	2.50%	294	2.51%	9.07
10.	Harvey’s Supermarket	29,000	2.24%	187	1.60%	6.45

		623,665	48.17%	$4,729	40.40%	$7.58

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Leasing Summary

(as of March 31, 2014)

Gross Leasable Area: 1,294,572 square feet

Total Square Footage Leased: 1,220,010 square feet

Occupancy Rate: 94.2%

Lease Expiration Schedule

Year	Number of Expiring Leases	Total Expiring Net Rentable Square Footage	% of Total Expiring Net Rentable Square Footage	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	74,562	5.76%	$—	—	$—
2015	27	66,111	5.11%	766	6.55%	11.59
2016	34	156,891	12.12%	1,465	12.52%	9.34
2017	36	235,542	18.19%	1,844	15.76%	7.83
2018	31	265,389	20.50%	2,478	21.17%	9.34
2019	18	162,702	12.57%	1,374	11.74%	8.44
2020	11	63,747	4.92%	691	5.90%	10.84
2021	4	13,062	1.01%	222	1.90%	17.00
2022	1	41,980	3.24%	357	3.05%	8.50
2023	6	121,650	9.40%	1,455	12.43%	11.96
2024 and thereafter	6	92,936	7.18%	1,051	8.98%	11.31

		1,294,572	100.00%	$11,703	100.00%	$9.59

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Definitions

Funds from Operations (FFO): an alternative measure of a REITs operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (“GAAP”). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.

Core FFO: Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements and acquisition costs. Management uses Core FFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting Core FFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interest, and depreciation and amortization, from income from continuing operations.

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Net Operating Income (NOI): Wheeler believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company’s results, margins and returns. NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to that of other REITs.

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